South Jersey Industries Q1 2017 Business Update May 9, 2017

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements 2

Grow Economic Earnings Improve Quality of Earnings Maintain Strong Balance Sheet Maintain Low to Moderate Risk Profile  Zero ITC from solar development in Q1 Pinelands Commission approval of BL England Project  Final Environmental Impact Statement received from FERC for PennEast Pipeline 3 Improving the Quality of Earnings

Grow Economic Earnings Improve Quality of Earnings Maintain Strong Balance Sheet Maintain Low to Moderate Risk Profile Substantial hedging of solar portfolio provides earnings stability  Non-speculative wholesale marketing business  Actively moving to lock in interest rates in rising rate environment 4 Improving Risk Profile

Grow Economic Earnings Improve Quality of Earnings Maintain Strong Balance Sheet Maintain Low to Moderate Risk Profile  No plans for equity raise in 2017  Significant cash flow from energy production assets  Increased equity to cap ratio to 49.8% 5 Maintain a Strong Balance Sheet

Grow Economic Earnings Maintain Strong Balance Sheet Improve Quality of Earnings Maintain Low to Moderate Risk Profile The Path to $150 Million  5 fuel management contracts currently contributing to earnings  Strong utility growth through regulated infrastructure investment programs  PennEast progress supports 2020 Economic Earnings target Economic EPS Guidance  $1.14 to $1.20 for 2017 6

SJI Capital Investment $1.7B of planned Cap Ex 2016-2020¹ Focused on regulated utility and FERC regulated growth $291M $329M $474M $350M $256M 2016A 2017P 2018P 2019P 2020P Regulated Utility FERC regulated Non-Utility 2016A-2020P 73% 20% 7% % Utility and FERC regulated: 93% 7 ¹Capital expenditures shown are inclusive of affiliate investments

Utility Capital Investment

Base Capital
- ✓ Rate case currently pending, with additional filing expected by 2020
- ✓ ≈ $725M planned capital investment 2016-2020
- ✓ Utility headquarters construction 2017-2018
- ✓ Liquefaction facility complete

AIRP (Accelerated Infrastructure Replacement Program)
- ✓ Earn ROI with annual roll-in to base rates
- ✓ Currently in year one of 5-year, $302.5M program

SHARP (Storm Hardening and Reliability Program)
- ✓ Earn ROI with annual roll-in to base rates
- ✓ Planned investments total $115M for 2016-2020, assuming a program extension

BL England
- ✓ Proposed ≈ $115M pipeline to supply natural gas to the former BL England generating facility
- ✓ Final Pinelands Commission approval received February 24

2016-2020 Utility Cap-Ex Breakdown



BL England 9%
SHARP 9%
AIRP 24%
Base capital 58%

8

GAAP Earnings – 2017 v 2016 For the three months ended March 31 Q1 2017 Q1 2016 Variance In millions except per share data Gas Utility $46.5 $44.4 $2.1 Midstream $2.0 $0.0 $2.0 SJ Energy Group ($8.1) $23.6 ($31.7) SJ Energy Services ($4.3) $0.2 ($4.5) SJI $37.7 $68.2 ($30.5) SJI EPS $0.47 $0.95 ($0.48) 9

Economic Earnings – 2017 v 2016 For the three months ended March 31 Q1 2017 Q1 2016 Variance In millions except per share data Gas Utility $46.5 $44.4 $2.1 Midstream $2.0 $0.0 $2.0 SJ Energy Group $9.8 $12.2 ($2.4) SJ Energy Services ($2.4) $0.5 ($2.9) SJI $57.6 $57.0 $0.6 SJI EPS $0.72 $0.80 ($0.08) *SJI uses the non-GAAP measure of Economic Earnings when discussing results. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release. 10

South Jersey Gas In millions¹ Q1 Performance Notes 2016 Net Income $44.4 Customer Growth $1.0 1.4% customer growth Accelerated Infrastructure Investments $3.4 AIRP I and SHARP investments roll-in to base rates Off System Sales $0.2 O&M Expenses² ($1.2) Depreciation³ ($0.6) Additional assets placed in service Other ($0.7) 2017 Net Income $46.5 ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. ² Excludes expenses where there is a corresponding credit in operating revenues (i.e., no impact on our financial results). ³ Depreciation expenses associated with accelerated infrastructure investments are reflected within that line item. 11

12 Q1 2017 Q1 2016 Variance Economic Earnings, In millions except per share data SJ ENERGY GROUP $9.8 $12.2 ($2.4) Retail Commodity $0.6 $0.4 $0.2 Fuel Management $1.4 $0.9 $0.5 Wholesale Mktg / Asset Optimization $7.7 $10.9 ($3.2) SJ Exploration $0.1 $0.0 $0.1 South Jersey Energy Group  Expanded marketing efforts and strong account retention in retail commodity business  Overcame impacts of record warm weather to deliver solid wholesale performance  Volumes delivered on fuel supply management contracts more than double prior year

13 Q1 2017 Q1 2016 Variance Economic Earnings, In millions except per share data SJ ENERGY SERVICES ($2.4) $0.5 ($2.9) CHP $0.3 $0.4 ($0.1) Solar ($2.1) ($1.4) ($0.7) Landfills ($0.7) ($0.3) ($0.4) ITC $0.0 $1.7 ($1.7) Other $0.1 $0.1 $0.0 South Jersey Energy Services  Zero ITC in Q1 earnings Well hedged SREC portfolio for 2017 & 2018 to help stabilize contribution to earnings  Increased interest expense across portfolio, from rising rates

Appendix

15 Q1 2017 Q1 2016 Variance GAAP Earnings, In millions SJ ENERGY GROUP ($8.1) $23.6 ($31.7) Retail Commodity $0.2 $0.1 $0.1 Wholesale Mktg / Asset Optimization $16.6 $22.6 ($6.0) Supplier Pricing Dispute ($26.4) $0.0 ($26.4) Fuel Management $1.4 $0.9 $0.5 SJ Exploration $0.1 $0.0 $0.1 Non-Utility GAAP Earnings – 2017 v 2016 For the three months ended March 31

16 Q1 2017 Q1 2016 Variance GAAP Earnings, In millions SJ ENERGY SERVICES ($4.3) $0.2 ($4.5) CHP ($1.2) $0.1 ($1.3) Solar ($2.4) ($1.4) ($1.0) Landfills ($0.8) ($0.3) ($0.5) ITC $0.0 $1.7 ($1.7) Other $0.1 $0.1 $0.0 Non-Utility GAAP Earnings – 2017 v 2016 For the three months ended March 31

PennEast Pipeline Project • $200M investment with FERC level returns projected • 20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of PA into NJ • Fully subscribed; 80% of capacity under 15-year agreements Application submitted 9/24/15 FERC draft EIS issued 7/22/16 Final EIS issued 4/7/17 Targeted in- service date 2H 2018 17

Utility Customer Growth 12 Months Ending March 31, 2017 Margin Growth from Customer Additions $2.1M Conversions 4,706 New Construction 2,549 Total Gross Customer Additions 7,255 Net Customer Additions 5,266 Year Over Year Net Growth Rate 1.4% 18

Fuel Supply Management Counterparty Location Capacity (MW) Volume (Dth/day) Start Date Term NextEra/Starwood Marcus Hook, PA 750 80,000 In service 2016 - evergreen LS Power West Deptford, NJ 738 36,000 In service 15 Years LS Power II West Deptford, NJ 400 31,000 In service 15 Years Moxie - Liberty Bradford Co, PA 825 137,655 In service June 2016 5 Years Moxie - Patriot Lycoming Co, PA 825 137,655 In service June 2016 4 Years Panda - Stonewall Leesburg, VA 750 110,000 2017 4 Years Moxie - Freedom Luzerne, PA 1,029 157,000 2018 10 Years Lordstown Trumbell, OH 1,029 160,000 2018 5 Years Invenergy - Lackawanna Jessup, PA 1,045 210,000 2018 10 Years To Be Announced TBA 990 121,000 TBA 4 Years 19

Solar SREC Generation MW DC Number of SRECs 26,193 55,766 111,908 136,379 224,737 226,135 - 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 2012 2013 2014 2015 2016 2017 SRECs generated MWs Installed * * Actual annual production reflected from 2012 through 2016. Estimated 2017 production using three months actual and nine months forecasted assuming normal weather conditions. 20